UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 29, 2021

(Date of earliest event reported)

Glu Mobile Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

875 Howard Street, Suite 100
San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)

(415) 800-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GLUU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 29, 2021, pursuant to the terms of the previously disclosed Agreement and Plan of Merger, dated February 8, 2021 (the “Merger Agreement”), by and among Glu Mobile Inc., a Delaware corporation (the “Company”), Electronic Arts Inc. (“Parent”), a Delaware corporation, and Giants Acquisition Sub, Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Parent, Merger Sub merged with and into the Company (the “Merger”). At the effective time of the Merger (the “Effective Time”), the Company became a wholly owned subsidiary of Parent (the “Surviving Corporation”).

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each outstanding share of the Company’s common stock, par value $0.0001 per share (“Common Stock” and each share thereof, a “Share”), was automatically cancelled, and each Share (other than (i) shares held by Parent, Merger Sub, the Company (including treasury shares) or any of their respective wholly owned subsidiaries and (ii) shares held by any stockholder who was entitled to demand and properly demanded appraisal for such shares of Company Common Stock in accordance with, and who complies in all respects with, Section 262 of the General Corporation Law of the State of Delaware) was automatically converted into the right to receive $12.50 in cash, without interest and subject to any required withholding of taxes (the “Merger Consideration”).

Each Share underlying a Company stock option that was vested, unexpired, unexercised and outstanding as of the Effective Time was cancelled and automatically converted into the right to receive the difference between the Merger Consideration and the applicable per share exercise price, without interest and less any applicable tax withholdings. Each Share underlying a Company restricted stock unit that was vested, unexpired, unsettled and outstanding as of the Effective Time was cancelled and automatically converted into the right to receive the Merger Consideration, without interest and less any applicable tax withholdings. Unvested Company stock options and unvested Company restricted stock units held by continuing Company employees were assumed by Parent and converted into corresponding awards relating to a number of shares of common stock of Parent in accordance with the formula in the Merger Agreement, with substantially identical terms and conditions as were applicable to the corresponding Company awards immediately prior to the Effective Time, except as such terms and conditions were modified by the Merger Agreement. Each Company performance-based stock option and restricted stock unit that was unvested, unexpired, unexercised and outstanding as of the Effective Time for which the performance period had not been completed as of the Effective Time was, as of immediately prior to the Effective Time, deemed achieved at “target” (or the equivalent, as applicable) and converted to a time-based vesting schedule that corresponds to each performance period.

The aggregate consideration paid by Parent in the Merger to the Company’s stockholders was approximately $2.2 billion. The source of the funds for the consideration paid by Parent in the Merger was Parent’s existing cash and cash equivalents on hand.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 8, 2021, which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 above is incorporated herein by reference.

In connection with the closing of the Merger, on April 29, 2021 the Company (i) notified The Nasdaq Global Select Market (“Nasdaq”) that the Merger had been consummated and (ii) requested that Nasdaq (x) suspend trading of the shares of Common Stock prior to market open on April 29, 2021, (y) withdraw the shares of Common Stock from listing on Nasdaq and (z) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a certification on Form 15 under the Exchange Act with the SEC requesting the deregistration of its Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 and Item 3.01 above and Item 5.01, Item 5.02 and Item 5.03 below is incorporated herein by reference.

Item 5.01.	Changes in Control of Company.

The information set forth in Item 2.01 and Item 3.01 above and Item 5.02 below is incorporated herein by reference.

As a result of the consummation of the Merger, a change in control of the Company occurred. Following the consummation of the Merger, the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 above is incorporated herein by reference.

In connection with the consummation of the Merger, as of the Effective Time, each of Darla Anderson, Eric. R. Ball, Greg Brandeau, Nick Earl, Ben Feder, Niccolo M. de Masi, Hany M. Nada, Benjamin T. Smith, IV and Gabrielle Toledano resigned from the Company’s board of directors and each committee thereof. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

Also, as of the Effective Time and pursuant to the terms of the Merger Agreement, (i) the directors of Merger Sub immediately prior to the Effective Time, Carlos Calonge and Jacob J. Schatz, became the directors of the Company, and (ii) the following individuals, who were officers of Merger Sub immediately prior to the Effective Time, were appointed to the offices of the Company set forth opposite their names below:

Carlos Calonge – President

Jacob J. Schatz – Vice President and Secretary

In addition, Scott Leichtner was appointed as a Vice President of the Company as of the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 above is incorporated herein by reference.

At the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of the Company’s amended and restated certificate of incorporation and the Company’s amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, hereto, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Document

2.1	Agreement and Plan of Merger, dated as of February 8, 2021, by and among Glu Mobile Inc., Electronic Arts Inc., and Giants Acquisition Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Glu Mobile Inc. with the SEC on February 8, 2021)

3.1	Fifth Restated Certificate of Incorporation of Glu Mobile Inc.

3.2	Amended and Restated Bylaws of Glu Mobile Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date: April 29, 2021	By:	/s/ Scott J. Leichtner
	Name:	Scott J. Leichtner
	Title:	Vice President and General Counsel